                                                                    EXHIBIT 10.3


                      AMENDMENT NO. 1 TO RIGHTS AGREEMENT
                                    BETWEEN
                         CHESAPEAKE ENERGY CORPORATION
                                      AND
                        UMB BANK, N.A., AS RIGHTS AGENT



          THIS AMENDMENT NO. 1 TO RIGHTS AGREEMENT (this "First Amendment"), dated as of September 11, 1998, is by and between Chesapeake Energy Corporation, and Oklahoma corporation (the "Company"), and UMB Bank, N.A., as Rights Agent (the "Rights Agent").

                                R E C I T A L S:

          WHEREAS, the Company and the Rights Agent have heretofore entered into a Rights Agreement, dated as of July 15, 1998 (the "Rights Agreement"); and

          WHEREAS, the Company desires to amend the Rights Agreement to revise
Section 1(p) thereof; and

          WHEREAS, the Board of Directors of the Company has unanimously approved the amendment to the Rights Agreement effected hereby and in accordance with Section 27 of the Rights Agreement, this First Amendment can be effected without the approval of any holders of the Rights.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and in accordance with Section 27 of the Rights Agreement, the parties hereby agree as follows:

          1. Section 1(p) of the Rights Agreement is hereby amended, effective as of the date set forth above, by revising such Section to read in its entirety as follows:

               "Exempt Person" shall mean (i) the Company or any Subsidiary (as such term is hereinafter defined) of the Company or any employee benefit plan of the Company, (ii) Aubrey K. McClendon, his spouse, lineal descendants and ascendants, heirs, executors or other legal representatives and any trusts established for the benefit of the foregoing, or any other person or entity in which the foregoing persons or entities are at the time of determination the direct record and beneficial owners of all outstanding voting securities (each a "McClendon Stockholder"),
               (iii) Tom L. Ward, his spouse, lineal descendants and ascendants, heirs, executors or other legal representatives and any trusts established for the benefit of the foregoing (each a "Ward Stockholder"), (iv) Morgan Guaranty Trust Company of New York in its capacity as pledgee (the "McClendon/Ward Pledgee") of shares ("Pledged Shares") Beneficially Owned by a McClendon Stockholder or Ward Stockholder or both under pledge agreement(s) in effect on the date of this First Amendment, to the extent that upon the exercise by the McClendon/Ward Pledgee of any rights or duties thereunder other than the exercise of any voting power by the McClendon/Ward Pledgee or the acquisition of ownership by the McClendon/Ward Pledgee such McClendon/Ward Pledgee becomes a Beneficial Owner of Pledged Shares, or (v) any Person (other than a McClendon/Ward Pledgee) that is neither a McClendon Stockholder nor a Ward Stockholder but who or which is the Beneficial Owner or Common Stock Beneficially Owned by a McClendon Stockholder or Ward Stockholder (a "Second Tier Stockholder"), but only if the shares of Common Stock otherwise Beneficially Owned by such Second Tier Stockholder ("Second Tier Holder Shares") do not exceed the sum of (A) such holder's Second Tier Holder Shares held on the date hereof and (B) 1% of the shares of Common Stock of the Company then outstanding.

          2. Except to the extent amended by this First Amendment, the Rights Agreement shall continue in full force and effect.

          3. Capitalized terms used herein but not defined shall have the meanings assigned to such terms in the Rights Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and attested, all as of the day and year first above written.



                                             CHESAPEAKE ENERGY CORPORATION


                                             By:/s/ AUBREY K. MCCLENDON
                                                --------------------------------
                                                Name: Aubrey K. McClendon
                                                Title: Chairman of the Board and
                                                        Chief Executive Officer

                                             UMB BANK, N.A.
                                                as Rights Agent

                                             By:/s/ FRANK C. BRAMWELL
                                                --------------------------------
                                                Name: Frank C. Bramwell
                                                Title: Sr. Vice President